Willis Group Holdings Limited

                                4,000,000 Shares
                                  Common Stock
                              ($0.000115 par value)

                          Form of Repurchase Agreement


                                                        New York, New York
                                                         February 19, 2004

Willis Group Holdings Limited
Ten Trinity Square
London, EC3P 3AX

Ladies and Gentlemen:

                  Profit Sharing (Overseas), Limited Partnership, a limited partnership formed pursuant to the laws of the Province of Alberta ("Overseas") and Fisher Capital Corp. L.L.C., a Delaware limited liability company ("Fisher Capital" and, together with Overseas, the "Selling Stockholders"), propose to sell, pursuant to Section 42A of the Companies Act 1981 of Bermuda (the "Companies Act"), to Willis Group Holdings Limited, a Bermuda company (the "Company"), 4,000,000 shares of Common Stock, par value $0.000115 per share ("Common Stock"), of the Company (said shares to be sold by the Selling Stockholders being hereinafter called the "Securities"). Reference is made to the Underwriting Agreement, dated the date hereof (the "Underwriting Agreement"), among Citigroup Global Markets Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC and the other several Underwriters named in
Schedule I thereto (the "Underwriters"), the Company and the Selling
Stockholders.

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Selling Stockholder that:

     (a) This Agreement and the purchase and sale contemplated hereby have been duly authorized by the Company and have been entered into in compliance with
Section 42A of the Companies Act.

     (b) No consent, approval, authorization, filing, order, registration or qualification of or with any court or governmental agency or body is required in connection with the transactions contemplated herein.

     (c) To ensure the legality, validity, enforceability and admissibility into evidence of each of this Agreement and any other document to be furnished hereunder in Bermuda, it is not necessary that this Agreement, the Securities or such other document be filed or recorded with any court or other authority in Bermuda or any stamp or similar tax be paid in Bermuda on or in respect of this Agreement, the Securities or any such other document.

     (d) The Company acknowledges that, prior to the completion of the sale and purchase contemplated by this Agreement and the purchase and sale contemplated by the Underwriting Agreement, it is an affiliate of Overseas.

     2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with the Company that:

     (a) Such Selling Stockholder is the record owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims.

     (b) No consent, approval, authorization, filing, order, registration or qualification of or with any court or governmental agency or body is required for the sale of the Securities by such Selling Stockholder.

     3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each Selling Stockholder agrees to sell to the Company the amount of Securities set forth opposite such Selling Stockholder's name in Schedule I hereto, and the Company agrees to purchase from each Selling Stockholder the Securities, at a purchase price of $37.026 per share (such purchase price equal to the price per share that the Underwriters shall pay to the Selling Stockholders for the Underwritten Securities (as defined in the Underwriting Agreement) pursuant to the terms of the Underwriting Agreement).

     4. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on February 25, 2004, or at such time on such later date as the delivery of and payment for the Underwritten Securities sold pursuant to the terms of the Underwriting Agreement shall take place (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Company against payment by the Company of the aggregate purchase price of the Securities being sold by each of the Selling Stockholders to or upon the order of such Selling Stockholder by wire transfer payable in same-day funds to an account specified by such Selling Stockholder.

                  Each Selling Stockholder will pay all applicable transfer taxes, if any, involved in the transfer to the Company of the Securities to be purchased by it from such Selling Stockholder.

     5.   Conditions  to  the   Obligations  of  the  Company  and  the  Selling
Stockholders.

     (a) The obligations of the Company to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Selling Stockholders contained herein as of the date hereof and the Closing Date, to the performance by the Selling Stockholders of their respective obligations hereunder and to the delivery of and payment for of the Underwritten Securities pursuant to the terms of the Underwriting Agreement.

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

     (b) The obligations of the Selling Stockholders to sell the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the performance by the Company of its obligations hereunder and to the delivery of and payment for of the Underwritten Securities pursuant to the terms of the Underwriting Agreement.

     (c) If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of the Company and the Selling Stockholders hereunder may be canceled at, or at any time prior to, the Closing Date by the other party. Notice of such cancelation shall be given to the Company and the Selling Stockholders in writing or by telephone or facsimile confirmed in writing.

     6. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Company, will be mailed, delivered or telefaxed to 44(0)20 7481 7183 and confirmed to it at Ten Trinity Square, London, England, EC3P 3AX, Attention: Corporate Secretary; or if sent to the
Selling Stockholders, will be mailed, delivered or telefaxed to each of the addresses or telefax numbers set forth in Schedule I hereto.

     7. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The Company and each Selling Stockholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in New York City in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     8. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     9. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Selling Stockholders.

                                 Very truly yours,

                                 PROFIT SHARING (OVERSEAS), LIMITED PARTNERSHIP,

                                   by  KKR 1996 FUND (OVERSEAS), LIMITED
                                       PARTNERSHIP, its general partner

                                   by  KKR ASSOCIATES II (1996), LIMITED
                                       PARTNERSHIP, its general partner,

                                   by  KKR 1996 OVERSEAS, LIMITED, its general
                                       partner,

                                   By
                                       -----------------------------------------
                                       Name:
                                      Title:

                                  FISHER CAPITAL CORP. L.L.C.

                                   by
                                       --------------------------------------
                                       Name:
                                      Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

WILLIS GROUP HOLDINGS LIMITED
     By
           -------------------------------------------------------
           Name:
           Title:


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


                                   SCHEDULE I
                                   ----------


                     Selling Stockholders:                                                       Number of
                     --------------------                                             Securities to be Sold
                                                                                      ---------------------
Profit Sharing (Overseas), Limited Partnership                                                    3,974,154
Ugland House
P.O. Box 309 George Town, Grand Cayman Cayman Islands, B.W.I. Fax: (212)
750-0003

Fisher Capital Corp. L.L.C.                                                                          25,846
8 Clarke Drive
Cranbury, NJ 08512
Fax: (609) 409-1235                                                                            ____________

      Total:................................                                                      4,000,000
                                                                                                  =========




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